Exhibit 99.1

The actual number of Performance Units earned by Mr. Johnson will be based on the following table and the value of the Company's Common Stock as of December 31, 2009:


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    Value of the Company's Common Stock as     Number of Performance
             of December 31, 2009                   Units Earned
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           Less than $19.94                                  0
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                     $19.94                            136,111
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                     $21.94                            245,000
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                     $23.94                            334,100
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           $25.94 or higher                            408,333
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All defined terms used but not defined in this Exhibit 99.1 shall have the meanings ascribed to such term in the Form 4 for which this is a part.